SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

CIVITAS BANKGROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
STOCK OWNERSHIP
PROPOSAL 1 – AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CHARTER AND AMENDED AND RESTATED BYLAWS TO ELIMINATE THE STAGGERED-TERM STRUCTURE OF THE BOARD OF DIRECTORS AND PROVIDE FOR THE ELECTION OF DIRECTORS ANNUALLY
PROPOSAL 2 – AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
PROPOSAL 3 – ELECTION OF DIRECTORS
MEETING AND COMMITTEES OF THE BOARD OF DIRECTORS
COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
PROPOSAL 4 – OTHER MATTERS
INDEPENDENT PUBLIC ACCOUNTANT INFORMATION
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT FOR 2003
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SHAREHOLDER RETURN PERFORMANCE GRAPH
SHAREHOLDERS’ PROPOSALS AND OTHER MATTERS
GENERAL
Appendix A
Appendix B
Form of Proxy

[Civitas BankGroup, Inc. Letterhead]

April       , 2004

TO THE SHAREHOLDERS OF CIVITAS BANKGROUP, INC.:

     In connection with the Annual Meeting of Shareholders of Civitas BankGroup to be held May 20, 2004, we enclose a Notice of Annual Meeting of Shareholders, a proxy statement and a proxy card.

     You are being asked to consider and act upon the following proposals:

•	to amend the Company’s Amended and Restated Charter and Amended and Restated Bylaws to eliminate the staggered-term structure of the Board of Directors;

•	to amend the Company’s Amended and Restated Charter to increase the number of authorized shares of the Company’s common stock from twenty million (20,000,000) shares to forty million (40,000,000) shares;

•	to elect fourteen (14) directors to hold office until the next annual meeting of the Company’s shareholders and until their successors are duly elected and have been qualified if the amendment to eliminate the staggered-term structure of the Board of Directors is approved or to elect five (5) directors to serve for a three-year term ending at the 2007 annual meeting of shareholders and until their successors are duly elected and have been qualified if the amendment to eliminate the staggered-term structure of the Board of Directors is not approved; and

•	to transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

     Information about these matters is contained in the attached proxy statement.

     You are invited to attend the Annual Meeting of Shareholders in person. We would appreciate your completing the enclosed proxy card so your shares can be voted in the event you are unable to attend the meeting. We will also offer telephone and internet voting this year, as more particularly described in the attached proxy statement. If you are present at the meeting and desire to vote your shares personally, you may revoke your proxy and vote in person. We urge you to return your proxy card in the enclosed envelope or vote by telephone or over the internet as soon as possible.

Sincerely,

Richard Herrington
President and Chief Executive Officer

CIVITAS BANKGROUP, INC.
4 Corporate Centre
810 Crescent Centre Drive, Suite 320
Franklin, Tennessee 37067

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Civitas BankGroup, Inc.:

     The Annual Meeting of Shareholders (the “Annual Meeting”) of Civitas BankGroup, Inc. (the “Company”) will be held on Thursday, May 20, 2004 at 4:30 p.m. (local time) at the Embassy Suites Hotel Nashville-South/Cool Springs, 820 Crescent Centre Drive, Franklin, Tennessee 37067, for the following purposes:

     (1) To consider and act upon a proposal to amend the Company’s Amended and Restated Charter and Amended and Restated Bylaws to eliminate the staggered-term structure of the Board of Directors;

     (2) To consider and act upon a proposal to amend the Company’s Amended and Restated Charter to increase the number of authorized shares of common stock from twenty million (20,000,000) shares to forty million (40,000,000) shares;

     (3) To elect fourteen (14) directors to hold office until the next annual meeting of the Company’s shareholders and until their successors are duly elected and have been qualified if the amendment to eliminate the staggered-term structure of the Board of Directors is approved or to elect five (5) directors to serve for a three-year term ending at the 2007 annual meeting of shareholders and until their successors are duly elected and have qualified if the amendment to eliminate the staggered-term structure of the Board of Directors is not approved; and

     (4) To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

          Only shareholders of record at the close of business on April 1, 2004 will be entitled to vote at the Annual Meeting or any adjournment(s) thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters proposed to be acted upon at the Annual Meeting.

By Order of the Board of Directors,

Danny Herron, Secretary

April      , 2004

YOUR REPRESENTATION AT THE ANNUAL MEETING IS IMPORTANT. TO ENSURE YOUR REPRESENTATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN, INDICATE IF YOU PLAN TO ATTEND THE ANNUAL MEETING AND RETURN THE ENCLOSED PROXY CARD. ALTERNATIVELY, YOU CAN VOTE OVER THE TELEPHONE OR ON THE INTERNET, AS MORE PARTICULARLY DESCRIBED IN THE ATTACHED PROXY STATEMENT. SHOULD YOU SUBSEQUENTLY DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AS PROVIDED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT IS VOTED.

CIVITAS BANKGROUP, INC.
4 Corporate Centre
810 Crescent Centre Drive, Suite 320
Franklin, Tennessee 37067

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Civitas BankGroup, Inc. (the “Company”) of proxies for the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held on Thursday, May 20, 2004, at 4:30 p.m. (local time), at the Embassy Suites Hotel Nashville-South/ Cool Springs, 820 Crescent Centre Drive, Franklin, Tennessee 37067. This proxy material was first mailed to shareholders on or about April    , 2004.

     All valid proxies which are received will be voted in accordance with the recommendations of the Board of Directors unless otherwise specified thereon. A proxy may be revoked by a shareholder at any time prior to its use by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

     If you are a registered shareholder you may vote by telephone, or electronically through the internet, by following the instructions included with your proxy card. If your shares are held by your broker, often referred to as in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

     Only holders of record of the Company’s common stock, par value $0.50 per share (the “Common Stock”), at the close of business on April 1, 2004 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 17,465,121 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote for each share held on each of the matters to be voted upon at the Annual Meeting. The representation in person or by proxy of at least a majority of the outstanding shares entitled to vote is necessary to provide a quorum at the Annual Meeting. Abstentions and “non-votes” are counted as present in determining whether the quorum requirement is satisfied. Because directors are elected by a plurality of the votes cast by the holders of the Common Stock represented and entitled to vote at the Annual Meeting, abstentions are not considered in the election. Pursuant to the terms of the Company’s Amended and Restated Charter, the proposed amendment to the Company’s Amended and Restated Charter and Amended and Restated Bylaws to eliminate the staggered-term structure of the Board of Directors must receive the affirmative vote from the holders of two-thirds of the outstanding shares of the Common Stock. As such, abstentions and non-votes will have the effect of a vote against this proposal. Under the Company’s Bylaws, the proposed amendment to the Amended and Restated Charter to increase the number of authorized shares of Common Stock must receive affirmative votes from a majority of the shares represented in person or by proxy and entitled to vote. As such, abstentions and “non-votes” will have no effect on the outcome of this vote. Any other matters that may properly come before the meeting or any adjournment thereof shall be approved by the affirmative vote of a majority of the votes cast by the holders of Common Stock represented and entitled to vote at the Annual Meeting, and abstentions and “non-votes” will have no effect on the outcome of the vote. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The cost of solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling, and mailing this Proxy Statement. Such solicitation will be made by mail, and may also be made by the Company’s regular officers or employees personally or by telephone or electronic transmission. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons. The Company may reimburse brokers, custodians and nominees for their expenses in sending proxies and proxy materials to beneficial owners.

STOCK OWNERSHIP

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of April 1, 2004 (unless otherwise noted), for:

•	each person who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company’s Common Stock;

•	each of the Company’s directors and nominees;

•	each of the Company’s Named Executive Officers (as defined below); and

•	all of the Company’s directors and executive officers as a group.

     The number of shares held and the percentages of shares outstanding provided in the tables are based on 17,465,121 voting shares outstanding as of April 1, 2004. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares issuable upon exercise of options that are exercisable within sixty days of April 1, 2004 are considered outstanding for the purpose of calculating the percentage of outstanding shares of Common Stock held by the individual, but not for the purpose of calculating the percentage of outstanding shares held by any other individual.

			Number of Shares
			Beneficially Owned as a
			Result of Options
			Currently Exercisable or
	Number of Shares		Exercisable Within 60
	Beneficially		Days of	Percentage of Shares
Name of Beneficial Owner (1)	Owned (2)		April 1, 2004	Outstanding
5% Beneficial Owners
Financial Stocks Capital Partners II, LP	888,889		—	5.09%

Directors and Nominees
Ronald Gibson	7,416		—	0.04%
Frank Inman	303,114	(3)	—	1.74%
Joel Porter	1,794,010	(4)	—	10.27%
Paul Pratt, Sr.	113,710	(5)	—	0.65%
Tom Price	23,527	(6)	—	0.13%
Alex Richmond	170,600	(7)	—	0.98%
James Rout	122,380		—	0.70%
John Shepherd	440,260		—	2.52%
William Wallace	10,024		—	0.06%
John S. Wilder, Sr.	1,451,587	(8)	—	8.31%

Named Executive Officers
Richard Herrington (9)	291,547		15,625	1.76%
Danny Herron (9)	89,307		625	0.51%
Tom Paschal (9)	210,604	(10)	625	1.21%
R. Todd Vanderpool (9)	6,472		15,625	0.13%
Michael W. Cook	9,625		—	0.06%

All executive officers and directors as a group (16 persons)	5,055,923		47,500	29.22%

(1)	The address for each of the directors, nominees and executive officers set forth in the table above is 4 Corporate Centre, 810 Crescent Centre Drive, Suite 320, Franklin, Tennessee 37067 and the address for Financial Stocks Capital Partners II, LP is 507 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202.

(2)	Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated.

(3)	Includes 86,794 shares held by Mr. Inman’s spouse.

(4)	Includes 20,000 shares held by Mr. Porter’s wife for which Mr. Porter disclaims beneficial ownership.

(5)	Includes 8,598 shares held by Mr. Pratt’s spouse for which Mr. Pratt disclaims beneficial ownership.

(6)	Includes 5,011 shares held by Mr. Price’s spouse for which Mr. Price disclaims beneficial ownership.

(7)	Includes 72,735 shares held by Mr. Richmond’s spouse and 11,000 shares held by Mr. Richmond as custodian for his son.

(8)	Includes 791,992 shares held by Mr. Wilder’s spouse for which Mr. Wilder disclaims beneficial ownership.

(9)	The Named Executive Officer is also a director of the Company.

(10)	Includes 91,216 shares held by Mr. Paschal’s spouse for which Mr. Paschal disclaims beneficial ownership.

PROPOSAL 1 – AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CHARTER
AND AMENDED AND RESTATED BYLAWS TO ELIMINATE THE STAGGERED-TERM STRUCTURE OF
THE BOARD OF DIRECTORS AND PROVIDE FOR THE ELECTION OF DIRECTORS ANNUALLY

     The Company’s Bylaws currently provide that the Board of Directors shall consist of not less than three (3) nor more than seventeen (17) directors, and shall be divided into three classes, each class to be as nearly equal in number as practicable. As such, each year, the Company’s shareholders are requested to elect approximately one-third of the Company’s directors to serve for three-year terms. Currently, the term of the Company’s Class II directors is set to expire at the Annual Meeting, the term of the Company’s Class III directors is set to expire at the 2005 annual meeting of shareholders and the term of the Company’s Class I directors is set to expire at the 2006 annual meeting of shareholders.

     In March 2004, the Company’s Board of Directors approved and adopted, subject to shareholder approval, an amendment to the Company’s Amended and Restated Charter and the Company’s Amended and Restated Bylaws to eliminate the staggered-term structure of the Company’s Board of Directors (the “Board Classification Amendments”). If the Company’s shareholders approve the Board Classification Amendments, each director will hereafter be elected for one-year terms that expire at the next annual meeting of the Company’s shareholders.

     The Board Classification Amendments are attached to this Proxy Statement as Appendix A and must be approved by the holders of two-thirds of the outstanding shares of Common Stock entitled to vote at the Annual Meeting.

     In 2002, when the Company’s Board of Directors approved and recommended that the Company’s shareholders approve the amendment to the Company’s Amended and Restated Charter to classify the board into three classes, the members of the Board of Directors believed that classified boards provided effective protection against unwanted takeovers and proxy contests at a time when the Company’s stock price was reduced and its management team was in transition. Classification of the Board of Directors makes it difficult for a shareholder holding a substantial percentage of the Company’s outstanding shares of Common Stock to gain control of the Board of Directors without the cooperation or approval of the incumbent directors because only one-third of the directors can be elected each year. The Board of Directors also believed that a classified board provided continuity for the Board of Directors and ensured that at least two-thirds of the members of the Board of Directors at any time had prior experience serving on the Company’s Board of Directors and familiarity with the Company’s operations.

     The Company’s Board of Directors now believes that its new management team is in place and the Company is better positioned to respond to unwanted takeovers. In addition, the Board of Directors believes that it can maintain the desired continuity and experience without staggering the terms of the members of the Company’s Board of Directors and that the elimination of the classified board structure will allow the Company’s shareholders to vote on all of the directors each year, thereby enhancing the directors’ accountability to the Company’s shareholders. In addition, by allowing shareholders to elect all of the directors each year, the Company believes that shareholders will have an increased influence on the Company’s corporate governance policies, as they will be able to nominate new directors more quickly than with a staggered-term board structure.

     If the Company’s shareholders vote to approve the Board Classification Amendments, the amendment to the Company’s Amended and Restated Charter will become effective upon the filing of the amendment with the Secretary of State of the State of Tennessee, which filing is expected to take place shortly after the Annual Meeting.

     If the Board Classification Amendments are approved, the shareholders will be asked to elect fourteen (14) directors to serve on the Company’s Board of Directors until the next annual meeting of the Company’s shareholders and until their successors are duly elected and shall have qualified. If the Board Classification Amendments are not approved by the requisite vote of the Company’s shareholders, the shareholders will be asked to elect five (5) directors to serve as

Class II directors for three-year terms ending at the 2007 annual meeting of shareholders and until their successors are duly elected and shall have qualified.

     The Board of Directors believes that the proposal to amend the Company’s Amended and Restated Charter and the Company’s Amended and Restated Bylaws to eliminate the staggered-term structure of the Board of Directors is in the best interest of the Company and recommends a vote FOR approval of the proposal.

PROPOSAL 2 – AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CHARTER
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Company’s Amended and Restated Charter currently authorizes the issuance of 20,000,000 shares of Common Stock. As of April 1, 2004, 17,465,121 shares of Common Stock were issued and outstanding. On February 18, 2004, the Board unanimously approved and adopted, subject to shareholder approval, a proposed amendment to the Company’s Amended and Restated Charter, providing for an increase in the authorized number of shares of Common Stock from 20,000,000 to 40,000,000. The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting is required to approve this amendment to the Company’s Amended and Restated Charter.

     If this proposal is approved by the Company’s shareholders at the Annual Meeting, the amendment to the Amended and Restated Charter will become effective upon the filing of Articles of Amendment with the Secretary of State of Tennessee, which filing is expected to take place shortly after the Annual Meeting. The Board believes that it is in the best interests of the Company and all of its shareholders to amend the Amended and Restated Charter to increase the authorized number of shares of Common Stock from 20,000,000 to 40,000,000.

     Except as set forth below or as otherwise provided for in this Proxy Statement, the relative rights of the holders of Common Stock under the Amended and Restated Charter would remain unchanged. Article 8 of the Amended and Restated Charter, as amended by the proposed amendment, is set forth below:

“8. The maximum number of shares that the corporation is authorized to issue is 40,000,000 shares of common capital stock with a par value of fifty cents ($.50) per share, which shares collectively shall have unlimited voting rights and the right to receive the net assets of the corporation upon dissolution.”

     The Board believes that with the current level of authorized capital stock, the Company is constrained in its ability to pursue strategies intended to support its planned growth and to enhance shareholder value. The Board considers the proposed increase in the number of authorized shares of Common Stock desirable because it would give the Company the necessary flexibility to issue Common Stock in connection with stock dividends and splits, acquisitions, equity financings and for other general corporate purposes. The Company currently has no oral or written plans, arrangements or understandings for the issuance of the additional shares of Common Stock to be authorized pursuant to this proposal.

     The amendment to the Company’s Amended and Restated Charter will ensure that the Company will continue to have an adequate number of authorized and unissued shares of Common Stock available for future use. As is the case with the shares of Common Stock which are currently authorized but unissued, if this amendment to the Company’s Amended and Restated Charter is adopted by the shareholders, the Board will have authority to issue the additional shares of Common Stock from time to time without further action on the part of shareholders except as may be required by applicable law or by the rules of any stock exchange or market on which the Company’s securities may then be listed or authorized for quotation.

     The additional number of authorized shares could have the effect of making it more difficult for a third party to take over the Company in a transaction not approved by the Board of Directors. Shareholders do not have any preemptive or other rights to subscribe for any shares of Common Stock which may in the future be issued by the Company.

     The Board of Directors believes that the proposal to amend the Company’s Amended and Restated Charter to increase the number of authorized shares of Common Stock is in the best interest of the Company and recommends a vote FOR approval of the proposal.

PROPOSAL 3 – ELECTION OF DIRECTORS

     The Company’s Bylaws currently provide that the Board of Directors shall consist of not less than three (3) nor more than seventeen (17) directors, and shall be divided into three classes, each class to be as nearly equal in number as practicable. The Board of Directors has the authority under the Bylaws to establish the number of directors that shall constitute the Board within the range. At the 2003 annual meeting of shareholders the Company’s shareholders elected five (5) Class I directors to serve for terms of three years and one (1) Class II director to serve for a term of one year. Including those directors, the Company’s Board of Directors consisted of fifteen (15) directors. On January 19, 2003, C.M. Gatton resigned from the Company’s Board of Directors. At that time, the Board of Directors reduced the size of the Company’s Board of Directors to fourteen (14) members.

     If the Company’s shareholders approve the Board Classification Amendments as discussed above, the Company’s shareholders will vote to elect each of the Company’s fourteen (14) directors currently serving on the Board of Directors to serve until the Company’s next annual meeting of shareholders and until their successors are duly elected and shall have qualified.

     If the Company’s shareholders do not approve the Board Classification Amendments, the Company’s shareholders will vote to elect the following directors as Class II directors to serve for three-year terms expiring at the 2007 annual meeting of the Company’s shareholders and until such time as their successors are duly elected and shall have qualified:

•	Danny Herron;

•	Alex Richmond;

•	James Rout;

•	R. Todd Vanderpool; and

•	William Wallace.

     The Company’s Nominating Committee has approved the nomination of, and the Board of Directors has designated as the nominees for director, each of the current directors of the Company in event that the shareholders approve the Board Classification Amendments and, as Class II directors, each of Messrs. Herron, Richmond, Rout, Vanderpool and Wallace, in the event that the Company’s shareholders do not approve the Board Classification Amendments.

     Unless contrary instructions are received, the enclosed proxy will be voted in favor of the election as directors of each of the current directors of the Company in event that the Board Classification Amendments are approved by the Company’s shareholders and in favor of the election as Class II directors of Messrs. Herron, Richmond, Rout, Vanderpool and Wallace if the Board Classification Amendments are not approved by the Company’s shareholders. Each nominee has consented to be a candidate and to serve, if elected. All of the nominees currently are serving as directors of the Company. While the Company’s Board of Directors has no reason to believe that any nominee will be unable to accept nomination or election as a director, if such event should occur, proxies will be voted with discretionary authority for a substitute or substitutes who will be designated by the Company’s current Board of Directors.

Information Concerning Nominees

Class II Directors (Term to Expire at 2007 Annual Meeting of Shareholders if the Board Classification Amendments Are Not Approved)

     Danny Herron, age 46, has served as President and Chief Executive Officer of Cumberland Bank South since 1993. Mr. Herron has served as a director of Cumberland Bank South since 1993, and as one of the Company’s directors since 1997. Mr. Herron has served as the Executive Vice President-Director of Public Relations and Marketing for the Company since January 2003. Mr. Herron currently serves on the Company’s Executive Committee.

     Alex Richmond, age 54, has served as a director on the Company’s Board of Directors since 1990. Mr. Richmond was a grocer for over thirty years having been a partner in several stores during his career. Mr. Richmond serves as president of Consolidated Investors, a small business investment firm, a position he has held since 1992. Mr. Richmond is also a partner in Richmond & Franklin, a real estate investment company. He has served as a director of

Cumberland Bank since 1990. Mr. Richmond currently serves on the Company’s Audit Committee, Nominating Committee and Compensation Committee.

     James Rout, age 61, served as the Mayor of Shelby County from 1994 to 2002. He was a four-term member of the Shelby County Board of Commissioners from 1978 to 1994. Mr. Rout currently serves as the president of Jack Morris Auto Glass, a position he has held since September 2002. Mr. Rout was a founder of Behavioral Health Group, a psychiatric case management service, and served as its president from 1988 to 1994. Prior to that, he worked in sales and management with Xerox for 10 years. He previously served as a bank board member with First Federal Bank from 1992 to 1995. Mr. Rout has served as a director of BankTennessee since July 1999 and as a Company director since April 2001. Mr. Rout serves as a director of SCB Computer Technology, Inc., a provider of information technology consulting, outsourcing and staffing services.

     R. Todd Vanderpool, age 47, has served as the President and Chief Operating Officer of BankTennessee since October 2001 and as the Executive Vice President-Senior Credit Officer of the Company since January 2003. He has been a member of the Company’s Board of Directors since November 2001. He also serves on the Company’s Executive Committee. Mr. Vanderpool has 24 years of banking experience. His most recent banking experience prior to joining BankTennessee includes serving three years as a Metropolitan Division Head with National Bank of Commerce and eleven years as president of two banks in the Deposit Guaranty system.

     William Wallace, age 57, has been a member of the Company’s Board of Directors since May 2002. Mr. Wallace also serves as the Chairman of the Board for Insurors Bank of Tennessee. Mr. Wallace is president and a founding partner of Associated Insurors, an independent insurance agency in Knoxville, Tennessee, a position he has held since 1985.

Additional Nominees or Continuing Directors

     Set out below is certain information for each of the additional directors that are also nominees for election to the Board of Directors if the Board Classification Amendments are approved or continuing directors if the Board Classification Amendments are not approved.

Class III Directors (Continuing Until 2005 Annual Meeting if the Board Classification Amendments Are Not Approved)

     Frank Inman, Jr., age 67, has served on the Company’s Board of Directors since 1986. Mr. Inman is Chairman of the Board of Directors of Inman Construction Corp., a general contractor, a position he has held since 1970. Mr. Inman has also served as a director of Cumberland Bank since 1986, as a director of Cumberland Bank South since April 1999 and as a director of the Bank of Dyer since 2001. Mr. Inman currently serves on the Company’s Executive Committee, Compensation Committee and Nominating Committee.

     Tom Paschal, age 58, has served as the Company’s Executive Vice President-Director of Franchise Development since January 2003. From January 2002 to January 2003, he served as the Company’s Chief Operating Officer. He has been the Chairman of Cumberland Bank since 2001. Mr. Paschal served as the Chief Executive Officer of Cumberland Bank from 1986 to January 2002. He served as the Company’s Secretary from 1991 to February 2004. Mr. Paschal has served as a director of Cumberland Bank since 1977, a director of Cumberland Bank South since 1999, a director of Insurors Bank of Tennessee since 2000 and as one of the Company’s directors since 1986. Mr. Paschal currently serves on the Company’s Executive Committee.

     Joel Porter, age 63, served as the Company’s President from its formation to December 2002, although he did not devote his full time to that position and was not compensated for his services as President. Mr. Porter is a named partner of the law firm of Burch, Porter & Johnson, PLLC, located in Memphis, where he has practiced since 1964. Mr. Porter is also the president of two finance and investment firms, Porter Development and Porter Investment. Mr. Porter has served as a member of the Company’s Board of Directors since 1986 and currently serves on the Company’s Executive Committee. He has also served as a director and board chairman of BankTennessee since 1992, a director of Cumberland Bank since 1986, a director of Cumberland Bank South since 1993, and a director of The Murray Bank since June 1999.

     John S. Shepherd, age 66, has been a member of the Company’s Board of Directors since July 1997. Since 1993, Mr. Shepherd has been self-employed, engaged principally in investing and as a merchant in Collierville, Tennessee. Mr. Shepherd has been a member of the Memphis/Shelby County Board of Adjustment since 1972 and its chairman since 1996. Mr. Shepherd has served as a director of BankTennessee since 1992 and The Murray Bank since June 1999. Mr. Shepherd currently serves on the Company’s Compensation Committee, Nominating Committee and Audit Committee.

     John S. Wilder, Sr., age 82, has served as a member of the Company’s Board of Directors since 1986 and is currently its Chairman of the Board. He also currently serves on the Company’s Executive Committee. Mr. Wilder has served as the Lieutenant Governor of the State of Tennessee since 1971, and is the longest sitting Lieutenant Governor of any state in United States’ history. Mr. Wilder also serves as a director of Cumberland Bank, Cumberland Bank South, The Murray Bank and of BankTennessee. Mr. Wilder is also a partner of Longtown Farms, a farming business in Mason, Tennessee, and a Vice President and part owner of Longtown Supply, Inc., a service station and farming supply business in Mason, Tennessee.

Class I Directors (Continuing Until 2006 Annual Meeting if the Board Classification Amendments Are Not Approved)

     Ronald Gibson, age 44, has served as President of The Murray Bank since June 1999 when the bank opened for business and he has served as a member of its board since that date. Mr. Gibson has served on the Company’s Board of Directors since September 1999. From 1992 to 1997, Mr. Gibson served as the Senior Lending Vice President for Peoples First National Bank and Trust. Mr. Gibson currently serves on the Murray-Calloway County Economic Development Board of Directors.

     Richard Herrington, age 56, was elected President and Chief Executive Officer of the Company in December 2002. Mr. Herrington was the co-founder, president and chief executive officer of Franklin Financial Corporation from 1989 to December 2002. He is a graduate of Newberry College (South Carolina) and earned master degrees from Florida State University and Stonier Graduate School of Banking. Mr. Herrington has been a director of the Company since December 2002 and is a member of the Company’s Executive Committee.

     Paul Pratt, Sr., age 60, has been a member of the Company’s Board of Directors since March 2002. Mr. Pratt worked in sales and service with John Hancock, as an assistant sales manager for 9 years prior to his formation of Full Service Insurance, Inc. in 1975. Full Service Insurance is a property, casualty and financial services company and Mr. Pratt serves as its President. He is a past board member of the Chamber of Commerce of Williamson County and is currently a board member of the Williamson County Crime Stoppers. Mr. Pratt has served as a director of Cumberland Bank South since January 1999. Mr. Pratt currently serves on the Company’s Compensation Committee and Nominating Committee.

     Tom Price, age 51, served initially on the advisory board of Cumberland Bank South beginning in 1995 before being elected to the board of directors of Cumberland Bank South in 1998. Mr. Price has been a member of the Company’s Board of Directors since May 2003. Mr. Price is the chief manager and majority owner of PriceCPAs, PLLC, an accounting firm in Nashville, Tennessee, a position he has held since 1988. Mr. Price is a certified public accountant and certified valuation analyst. Mr. Price currently serves on the Company’s Audit Committee and Executive Committee.

MEETING AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Company’s Board of Directors and the boards of directors of the Company’s banks operate through several standing committees. Below is a description of each of the Company’s relevant committees indicating members of each committee and the number of meetings held by the committee in 2003.

     Executive Committee. The Company’s Executive Committee is charged with the review of corporate matters presented, or to be presented, to the Company’s Board of Directors, making recommendations to the Board of Directors on policy matters and making executive decisions on matters that do not require a meeting of the full Board of Directors. Review of expansion possibilities and corporate opportunities as well as oversight of general corporate governance matters are the chief functions of the Company’s Executive Committee. The Executive Committee held six meetings during 2003. Richard Herrington, R. Todd Vanderpool, Frank Inman, Danny Herron, Tom Paschal, Joel Porter, Tom Price and John S. Wilder currently serve as members of the Executive Committee.

     Audit Committee of Company. The Audit Committee is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act which reviews annual and interim reports of the Company’s independent auditors, reviews the Company’s annual and quarterly reports with the Company’s independent auditors and reviews the Company’s accounting practices and procedures, as well as the scope of the Company’s audit. Additionally, the committee is responsible for the appointment of the Company’s independent auditors. The Audit Committee operates pursuant to the terms of a Restated Charter which was adopted by the Board of Directors on February 18, 2004 (the “Restated Audit Committee Charter”). A copy of the Restated Audit Committee Charter is attached to this Proxy Statement as Appendix B. Tom Price, John Shepherd and Alex Richmond currently serve as Audit Committee members and each of the members is “independent” as defined by the current listing standards of the National Association of Securities Dealers, Inc. (the “NASD”). The rules and the regulations of the Securities and Exchange Commission require the Company to disclose whether it has an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission. The Company’s Board of Directors has determined that Tom Price is an “audit committee financial expert” as that term is defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission and that he is independent as defined by the rules and regulations of the Securities and Exchange Commission. The Audit Committee held eleven meetings during the year ended December 31, 2003.

     Compensation Committee. The Board of Directors has established a Compensation Committee for the purpose of evaluating the performance of the Company’s officers, reviewing and approving officers’ compensation, formulating bonuses for the Company’s management and administering the Company’s 1998 Stock Option Plan. Messrs. Shepherd, Inman, Pratt and Richmond comprise the Compensation Committee, which met four times during the fiscal year ended December 31, 2003.

     Nominating Committee. The Board of Directors has established a Nominating Committee for the purpose of identifying and approving the nomination of qualified candidates for election to the Board of Directors, reviewing the composition of the Board of Directors and periodically evaluating the performance of the Board of Directors. Messrs. Pratt, Inman, Shepherd and Richmond, comprise the Nominating Committee which did not meet during the fiscal year ended December 31, 2003. Each of the members of the Nominating Committee is independent with the meaning of the NASD’s listing standards. The Nominating Committee has a written charter which has been adopted by the Board of Directors, a copy of which is available on the “Investor Relations” section of the Company’s website at www.civitasbankgroup.com.

     The Company’s Nominating Committee is responsible for (i) identifying qualified individuals to serve as members of the Company’s Board of Directors taking into account, among other things, the criteria and minimum individual qualifications set forth in the procedures and policies adopted by the Board of Directors for evaluating director candidates as discussed below; (ii) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience and financial expertise and local and community ties; (iii) reviewing and considering candidates who may be suggested by any director, executive officer of the Company or by any shareholder who complies with the requirements of the Company’s Amended and Restated Bylaws, as described below; and (iv) recommending for selection by the Board of Directors director nominees for the next annual meeting of shareholders. The Board of Directors then reviews and approves director nominees for the annual meeting of shareholders.

     Each potential director nominee is evaluated on the same basis regardless of whether he or she is recommended by management, by a director or by a shareholder and is considered in light of the minimum qualifications established by the Board of Directors. The procedures provide that the Nominating Committee may consider whatever factors it deems appropriate in its assessment of a candidate for board membership and that candidates nominated to serve as directors will, at a minimum, in the committee’s judgment:

•	be able to represent the interests of the Company and all of its shareholders and not be disposed by affiliation or interest to favor any individual, group or class of shareholders or other constituency;

•	fulfill the needs of the Board of Directors at that time in terms of age, diversity, experience and expertise;

•	possess the background and demonstrated ability to contribute to the performance by the Board of Directors of its collective responsibilities, through senior executive management experience, relevant professional or academic distinction, and/or a record of relevant civic and community leadership; and

•	possess a strength of character, maturity, judgment, familiarity with the Company’s business and industry, independence of thought, ability to work collegially and time availability necessary to serve on the Board of Directors.

     In addition to these minimum qualifications, the Nominating Committee may also consider whether the candidate:

•	is of the highest ethical character and shares the core values of the Company as reflected in the Company’s Code of Conduct;

•	has a reputation, both personal and professional, consistent with the image and reputation of the Company;

•	is highly accomplished in the candidate’s field;

•	has expertise and experience that would complement the expertise and experience of other members of the Board of Directors;

•	has the ability to exercise sound business judgment; and

•	is “independent” as such term is defined by the NASD’s listing standards and the applicable provisions of Exchange Act.

     Each of the nominees for director to be elected at the Annual Meeting was nominated and recommended by the Nominating Committee and approved by the Board of Directors.

     The Company has not received director nominee recommendations from any shareholders for the term commencing in 2004 and expiring in 2007, nor has it received any director nominees for the continuing directors in the event that the Board Classification Amendments are approved by the Company’s shareholders.

     The Nominating Committee will consider nominees for the Board of Directors recommended by shareholders if shareholders comply with the advance notice provisions contained in the Company’s Amended and Restated Bylaws. Shareholder recommendations for nominees must include biographical information about both the proposed nominee and the shareholder making the recommendation as well as the proposed nominee’s written consent to nomination. The recommendations must be addressed to the Company’s Corporate Secretary and delivered or mailed and received at the Company’s principal executive offices not later than 120 days before the date of the proxy statement relating to the prior year’s annual meeting.

     During the fiscal year ended December 31, 2003, the board of directors of the Company held six meetings. All incumbent directors attended more than ninety six percent (96%) of the aggregate number of meetings of the Company’s board of directors and the committees on which such member served.

Shareholder Communications with Members of the Board

     The Company’s Board of Directors has established procedures for the Company’s shareholders to communicate with members of the Board of Directors. Shareholders can communicate with any of the Company’s directors, including the chairperson of any of the committees of the Board of Directors, by writing to a director c/o Civitas BankGroup, Inc., 4 Corporate Centre, 810 Crescent Centre Drive, Suite 320, Franklin, Tennessee 37067.

Director Attendance at Annual Meeting

     The Board of Directors has adopted a policy stating that directors are strongly encouraged to attend the annual meeting of shareholders each year. In order to encourage director attendance at the annual meeting of shareholders, a meeting of the Board of Directors is typically held immediately prior to the annual meeting of shareholders each year. Fourteen directors attended the 2003 annual meeting of shareholders.

Directors’ Compensation

     All of the Company’s directors receive a director fee of $700 for each board meeting attended. In addition, each Executive Committee member receives $700 for each committee meeting attended and each Audit Committee member receives $500 for each committee meeting attended, except for Mr. Price who receives $750 per month. Members of the Board of Directors’ other committees do not receive any compensation for service on a particular committee. In addition, each director of the Company that is also a director of one of the Company’s subsidiary banks, is compensated for his service on such board and any committees thereof if the director is not also an employee of that bank. Directors are reimbursed for their expenses incurred in connection with their activities as the Company’s directors. In addition, the Company has in the past, and may in the future, grant options to members of the Company’s Board of Directors.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who beneficially own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than ten percent shareholders are required by federal securities regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company’s review of the copies of such forms, or written representations from certain reporting persons furnished to the Company, the Company believes that its officers, directors and greater than ten percent beneficial owners were in compliance with all applicable filing requirements, except for a late Form 4 filing for Mr. Inman with respect to one option exercise and a related gift of Common Stock, a late Form 4 filing for Mr. Gibson with respect to a sale of Common Stock through an Individual Retirement Account, and one late Form 4 filing for each of Alex Richmond, John Wilder, Richard Herrington, Andy LoCascio, Tom Price and Lisa Musgrove with respect to each person’s purchase of Common Stock in connection with the Company’s private placement consummated on August 18, 2003.

     The Board of Directors recommends a vote FOR each of the nominees listed.

PROPOSAL 4 – OTHER MATTERS

     The Board of Directors is not aware of any other matters which may be brought before the Annual Meeting. However, if any matter other than the proposed matters properly comes before the meeting for action, proxies will be voted for such matters in accordance with the best judgment of the persons named as proxies.

INDEPENDENT PUBLIC ACCOUNTANT INFORMATION

     Crowe, Chizek and Company, LLC served as the Company’s independent public accountants for the fiscal year ended December 31, 2003. On April 1, 2002 Heathcott & Mullaly, P.C., the Company’s independent public accounts since 1997, merged with Crowe, Chizek and Company, LLC. The Audit Committee has appointed Crowe, Chizek and Company, LLC as the Company’s independent public accountants for 2004. It is anticipated that representatives of Crowe, Chizek and Company, LLC will be present at the Annual Meeting to respond to appropriate questions from shareholders and to make a statement if they so desire.

     During the years ended December 31, 2003 and December 31, 2002, the Company was billed the aggregate fees set forth below by Crowe, Chizek and Company, LLC, the Company’s principal accountant:

	2003	2002
Audit Fees[1]	$97,000	$97,000
Audit-Related Fees[2]	45,000	25,000
Tax Fees[3]	19,000	14,000

Total Fees	$161,000	$136,000

1.	Audit Fees include fees related to the annual independent audit of the Company’s financial statements and reviews of the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q.

2.	Audit-Related Fees include fees related to the audit of the Company’s employee benefit plans, consultations related to financial accounting and reporting standards and internal control reviews.

3.	Tax Fees include fees related to tax return preparation and other tax related assistance, planning and advice.

     The Audit Committee also has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent auditor to the Company. The policy requires that all services Crowe, Chizek and Company, LLC the Company’s independent auditor, may provide to the Company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Committee. The Audit Committee approved all audit and non-audit services provided by Crowe, Chizek and Company, LLC during fiscal 2003 prior to Crowe, Chizek and Company, LLC performing such services.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth summary information concerning the compensation the Company paid for services rendered to it during 2001, 2002 and 2003 by its President and Chief Executive Officer and its other four most highly compensated executive officers who were serving as executive officers at the end of 2003 and whose salaries and bonus were in excess of $100,000 in 2003 (the “Named Executive Officers”).

Long-Term
Compensation
Awards
Annual Compensation
				Number of Securities	All Other
Name and Principal Position	Year	Salary	Bonus(1)	Underlying Options	Compensation(2)
Richard Herrington, President and Chief Executive Officer of the Company	2003 2002	$200,000 8,333	$50,203 0	— 62,500	$11,400 700

Tom Paschal, Executive Vice President and Secretary of the Company and Chairman of Cumberland Bank	2003 2002 2001	$180,000 170,000 170,000	$20,420 9,148 8,844	— 2,500 —	$23,520 23,485 31,420

Danny Herron, Executive Vice President of the Company and President and Chief Executive Officer of Cumberland Bank South	2003 2002 2001	$158,000 142,500 130,000	$17,703 6,703 6,500	— 2,500 —	$16,067 14,951 19,993

R. Todd Vanderpool, Executive Vice President of the Company and President of BankTennessee	2003 2002 2001	$150,000 135,000 48,644	$16,703 203 0	— 2,500 30,000	$13,395 10,478 0

Michael W. Cook, President of Cumberland Bank	2003 2002 2001	$120,000 120,000 115,000	$ 5,578 5,179 12,492	— 2,500 —	$5,311 5,195 0

(1)	Prerequisites and other personal benefits did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus for the Named Executive Officer.

(2)	Represents Company matching contributions to the Company’s 401(k) plan, the amount of premiums paid for term life insurance, and director fees as set forth in the following table:

	401(K) Plan	Term Life Insurance	Director Fees
Richard Herrington	$3,000	$—	$8,400
Tom Paschal	5,400	9,720	8,400
Danny Herron	5,625	2,042	8,400
R. Todd Vanderpool	4,995	—	8,400
Michael W. Cook	3,761	1,550	—

Option Grants During 2003

     No options were granted to the Company’s Named Executive Officers in 2003.

Aggregate Option Exercises During 2003 and Fiscal Year End Option Values

     The following table provides information related to options exercised by the Named Executive Officers during the 2003 fiscal year and the number and value of options held at fiscal year end. The Company has not issued stock appreciation rights or warrants to its executive officers.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares		Options (#)(1)		at Fiscal Year End ($) (2)
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Richard Herrington (3)	—	$—	15,625	46,875	$62,500	$187,500
Tom Paschal	—	—	6,125	1,875	17,488	7,500
Danny Herron (3)	—	—	28,125	1,875	77,438	7,500
R. Todd Vanderpool (3)	—	—	15,625	16,875	64,613	70,238
Michael W. Cook (3)	—	—	9,625	7,875	59,063	45,938

(1)	Share amounts and option exercise prices have been adjusted to reflect the 2 for 1 stock split paid on April 22, 2001.

(2)	The closing price for the common stock as of December 31, 2003 was $6.45. Value is calculated on the basis of the difference between the option exercise price and $6.45 multiplied by the number of shares of Common Stock underlying the option.

(3)	The Named Executive Officer did not exercise any stock options during 2003.

Employment Contracts, Termination of Employment and Change in Control Arrangements

     The Company and Cumberland Bank have entered into an agreement with Tom Paschal, dated January 12, 2004, pursuant to which Mr. Paschal has agreed to serve in those capacities prescribed by the Company’s Chief Executive Officer, including but not limited to, business development, community relations, and expansion until Mr. Paschal attains the age of 67 at such level of activity as is sufficient to maintain eligibility for Mr. Paschal and his spouse under Cumberland Bank’s health insurance plans. In consideration for these services, the Company has agreed to pay Mr. Paschal $50,000 per year during the period of his continued service as chairman of the board of Cumberland Bank. Mr. Paschal’s previously awarded stock options shall continue to vest in accordance with their terms, and the Company shall continue to provide existing term life insurance benefits. In addition, Mr. Paschal has agreed not to compete with Cumberland Bank or any of its affiliates for the period of the agreement and for the two-year period following its termination. During that two-year period, Mr. Paschal would receive $50,000 annually.

Executive Officers of the Company

     Set out below is certain information regarding the Company’s other executive officers.

     Lisa Musgrove (41) is the Company’s Chief Operating Officer, a position that she has held since August 2003. Ms. Musgrove served as the Senior Vice President, Chief Financial Officer for Franklin National Bank for nine (9) years prior to joining the Company. Prior to that, from 1989 to 1994, Ms. Musgrove served as the Vice President, Controller, and Treasurer at Tennessee National Bank.

     Andy LoCascio (38) has been the Company’s Chief Financial Officer since November 2001 and is responsible for overseeing all financial and regulatory matters. Previously, Mr. LoCascio served as Chief Financial Officer of BankTennessee in Collierville, Tennessee from January 2001 through October 2001. Mr. LoCascio served as Senior Financial Officer of Lincoln Federal Savings Bank in Plainfield, Indiana from October 1997 through December 2000. Previously, Mr. LoCascio served as a bank examiner for the Indiana Department of Financial Institutions.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions with respect to compensation of the Named Executive Officers, for fiscal 2003 were made by the Compensation Committee of the Company. Compensation of the Named Executive Officers consists of a base salary, an annual bonus, matching contributions under the Company’s 401(k) plan, and payments for term life insurance (as well as health and disability insurance and other non-cash benefits similar to those of all employees of the subsidiary banks or the Company). Compensation decisions with respect to the other executive officers of the Company and the subsidiary banks is made by the Company’s management with the input of the board of directors of the Company and the respective subsidiary bank.

     The overarching policy of the Company in determining compensation for the Named Executive Officers is to attract and retain the highest quality talent to lead the subsidiary banks and the Company and to reward key executives based upon their individual performance and the performance of the subsidiary banks and the Company. The Compensation Committee and the Company’s Board of Directors believes that providing incentives to, and rewarding the performance of, the Company’s executive officers enhances the profitability of the subsidiary banks and the Company.

     In recommending the 2003 base salary of the Named Executive Officers, the Compensation Committee reviewed the 2002 financial performance of the Company compared to expected performance. The salary for each Named Executive Officer, that was also a president of a subsidiary bank, was tied to the specific performance of his bank during 2002.

     In addition to base salary, the Company’s, and each of its banks’, executive officers, including the Named Executive Officers are eligible for annual bonuses, payable, at the executive’s election, 100% in options to purchase Common Stock, 75% in options to purchase Common Stock and 25% in cash, or 50% in options to purchase Common Stock and 505% in cash. These options are awarded to the Named Executive Officers and other executive officers of the Company based on each individual’s position with the Company at the end of the fiscal year as well as the Company’s, or each individual bank’s, as the case may be, performance during the year as compared to expected performance targets for various performance categories established by the Compensation Committee and the boards of directors of the Company and each bank with the assistance of management.

     Mr. Herrington’s employment with the Company began on December 16, 2002. In establishing his salary for 2003, the Compensation Committee considered Mr. Herrington’s base salary and bonus structure at his previous employer as well as the salaries of persons employed in comparable positions with financial institutions of comparable size to the Company operating within the Company’s market areas. Mr. Herrington’s is also eligible for an annual bonus, which bonus is calculated in the same manner as that for the other Named Executive Officers.

John Shepherd, Chairman	Paul Pratt
Frank Inman, Jr.	Alex Richmond

     The foregoing report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

AUDIT COMMITTEE REPORT FOR 2003

     The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

     In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has considered whether the independent auditors provision of non-audit services to the Company is compatible with the auditor’s independence. The audit committee determined this issue in the affirmative.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Tom Price, Chairman
Alex Richmond
John Shepherd

     The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities

Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 2003, the Compensation Committee of the Board of Directors was composed of Messrs. Shepherd, Inman, Price and Richmond. None of these persons has at any time been an officer of or employee of the Company or any of its subsidiaries. In addition, there are no relationships among the Company’s executive officers, members of the Compensation Committee or entities whose executives serve on the Board of Directors or the Compensation Committee that require disclosure under applicable SEC regulations.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Some directors and principal officers of the Company and its banks at present, as in the past, are customers of the banks and have had and expect to have loan transactions with the banks in the ordinary course of business. In addition, some of the directors and officers of the Company and its banks are at present, as in the past, affiliated with businesses which are customers of the banks and which have had and expect to have loan transactions with the banks in the ordinary course of business. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other parties. In the opinion of the board of directors, these loans do not involve more than a normal risk of collectability or present other unfavorable features. At December 31, 2003, the outstanding principal amount of indebtedness of these loans, including amounts available under lines of credit to the Company’s affiliates, aggregated approximately $5,737,000.

     On August 18, 2003, the Company concluded a private placement of its Common Stock to certain accredited investors pursuant to Regulation D and Section 4(2) of the Securities Act of 1933, as amended. In the private placement, the Company received approximately $8.9 million from the subscription of 1,613,922 shares of its Common Stock at $5.625 per share. Directors, nominees and Named Executive Officers purchased the following shares issued in connection with the private placement:

	Number of Shares purchased	Aggregate price of shares
Name	in Private Placement	acquired at $5.625 per share
Directors and Nominees:
Tom Price	10,000	$56,250
Alex Richmond	10,000	56,250
John S. Wilder, Sr.	44,500	250,312
Named Executive Officer:
Richard Herrington	40,000	225,000

Totals	124,500	$700,312

     We have employed Mr. Joel Porter’s law firm, Burch, Porter & Johnson, PLLC, from time to time. Fees and expenses arose out of general corporate and other ordinary course of business services provided by Burch Porter, and account for significantly less than one percent (1%) of the law firm’s 2003 gross revenue.

     We believe that the above transactions were made on terms as favorable to us as we would have received from unaffiliated third parties.

SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the percentage change in the unaudited total return on the Company’s Common Stock against the cumulative total return of the NASDAQ Index and the SNL Securities $500,000,000 to $1,000,000,000 bank index between October 14, 1999 (inception) and December 31, 2003. The graph assumes the value of the investment in the Company’s Common Stock and each index was $100 at October 14, 1999 and that all dividends were reinvested.

     The following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

CIVITAS BankGroup

	Period Ending
Index	10/14/99	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
CIVITAS BankGroup	100.00	100.00	85.58	55.84	89.01	109.11
NASDAQ - Total US	100.00	144.82	87.18	69.17	47.81	72.02
SNL $500M-$1B Bank Index	100.00	96.30	92.18	119.58	152.67	220.15

Source: SNL Financial LC, Charlottesville, VA

SHAREHOLDERS’ PROPOSALS AND OTHER MATTERS

     Shareholders intending to submit proposals for presentation at the 2005 annual meeting and inclusion in the Proxy Statement and form of proxy for such meeting should forward such proposals to Danny Herron, Corporate Secretary, Civitas BankGroup, Inc., 4 Corporate Centre, 810 Crescent Centre Drive, Suite 320, Franklin, Tennessee 37067. Proposals must be in writing and must be received by the Company prior to December       , 2004 in order to be included in the Company’s Proxy Statement and form of proxy relating to the 2005 Annual Meeting of Shareholders. Proposals should be sent to the Company by certified mail, return receipt requested, and must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

     If a shareholder wants to bring business before the 2005 annual meeting which is not the subject of a proposal submitted for inclusion in the proxy statement, the Company’s bylaws require that the shareholder comply with Regulation 14A of the Securities Exchange Act and have given written notice to the Company not later than December       , 2004. If the date of the 2005 annual meeting has been changed by more than thirty (30) days from May 20, 2005, then in order to be timely a shareholder’s notice must be received by the Company not less than one hundred and twenty (120) days from the date of the 2005 annual meeting or the tenth day following the date on which public announcement of the 2005 annual meeting is first made. Notice should be sent to Mr. Herron at the address above.

GENERAL

     The Company’s 2003 Annual Report is mailed herewith. A copy of the Company’s Annual Report to the SEC on Form 10-K for the year ended December 31, 2003 has been included with the 2003 Annual Report. An additional copy is available for shareholders, without charge, by writing to Andy LoCascio, Chief Financial Officer, Civitas BankGroup, Inc., 4 Corporate Centre, 810 Crescent Centre Drive, Suite 320, Franklin, Tennessee 37067, telephone number (615) 263-9500.

By order of the Board of Directors,

Danny Herron
Secretary

Franklin, Tennessee
April       , 2004

Appendix A

ARTICLES OF AMENDMENT
TO THE AMENDED AND RESTATED CHARTER
OF
CIVITAS BANKGROUP, INC.

     In accordance with the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment (the “Articles of Amendment”) to its Amended and Restated Charter (the “Amended and Restated Charter”):

     1. Name of Corporation. The name of the Corporation is Civitas BankGroup, Inc.

     2. Section 9 of the Amended and Restated Charter is hereby deleted in its entirety and replaced with the following:

     “9. The business and affairs of the corporation shall be managed by a Board of Directors:

     a.) The number of Directors and their terms shall be as specified in the Bylaws of the corporation.

     b.) Whenever the Board of Directors is required or permitted to take action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken signed by all of the Directors entitled to vote thereon, and any such action shall be as valid and effective as any resolution duly adopted at a regular or special meeting of the Directors.

     c.) There shall not be cumulative voting for directors.”

     3. Except as amended by these Articles of Amendment, the Amended and Restated Charter of the Corporation shall remain in full force and effect.

     4. Adoption. These Articles of Amendment were duly adopted by the Board of Directors on March 18, 2004, and by the shareholders of the Corporation on May 20, 2004.

     5. Effective Date. These Articles of Amendment will be effective when filed with the Secretary of State.

Date: May       , 2004

CIVITAS BANKGROUP, INC.

Andy LoCascio, Chief Financial Officer

A-1

Appendix A

Proposed Amendment to Article VIII, Section 3
of the Company’s Amended and Restated Bylaws

     “3. Election and Term. Each director who is elected at an annual meeting of shareholders, and any director who is elected in the interim to fill a vacancy or a newly-created directorship, shall hold office until the next successive annual meeting of shareholders and until his successor has been elected and qualified or until his earlier resignation, removal from office or death. In the interim between annual meetings of shareholders or of special meetings of shareholders called for the election of directors, any vacancies in the Board of Directors, including vacancies resulting from the removal of directors by the shareholders which have not been filled by said shareholders, may be filled by the affirmative vote of a majority of the remaining directors, although less than a quorum exists.”

A-2

Appendix B

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
OF THE AUDIT COMMITTEE
OF
CIVITAS BANKGROUP, INC.

     THIS AMENDED AND RESTATED AUDIT COMMITTEE CHARTER was adopted by the Board of Directors (the “Board”) of Civitas BankGroup, Inc. (the “Company”) on February 18, 2004.

I.	Purpose.

     The purpose of the Audit Committee (the “Committee”) is to assist the Board with its oversight responsibilities regarding: (i) the integrity of the Company’s financial statements; (ii) the integrity of the accounting and financial reporting processes of the Company and the audits of the financial statements; (iii) the Company’s compliance with legal and regulatory requirements; (iv) the independent auditor’s qualifications and independence; and (v) the performance of the Company’s internal audit function and independent auditor. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

     In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

     Notwithstanding the foregoing, the Committee’s responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal control over financial reporting and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company’s quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company’s internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the “internal auditor”) and the Company’s independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

     Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.	Membership.

     The Committee shall consist of at least three members of the Board. Each Committee member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years and must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

In addition, each Committee member shall satisfy the independence requirements of the Nasdaq Stock Market and Rule l0A-3(b)(l) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

     The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

III.	Meetings and Procedures.

     The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

     The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the internal auditor and with the independent auditor.

     All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

     The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate to carry out its duties. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Committee.

     The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV.	Powers and Responsibilities.

     Interaction with the Independent Auditor

     1. Appointment and Oversight. The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

     2. Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall preapprove the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

     3. Independence of Independent Auditor. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

     (i) The Committee shall ensure that the independent auditor prepares and delivers, at least annually, a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. The Committee shall satisfy itself of the auditor’s independence.

     (ii) The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

     (iii) The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

     Annual Financial Statements and Annual Audit

     4. Meetings with Management, the Independent Auditor and the Internal Auditor.

     (i) The Committee shall meet with management, the independent auditor and the internal auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

     (ii) The Committee shall review and discuss with management and the independent auditor any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities of which the Committee is made aware that do not appear on the financial statements of the Company and that may have a material current or future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

     (iii) The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

     5. Separate Meetings with the Independent Auditor.

     (i) The Committee shall obtain from the independent auditor assurances that procedures required under Section 10A of the Exchange Act have been complied with.

     (ii) The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

     (iii) The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

     6. Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(i) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

     Quarterly Financial Statements

     7. Quarterly Financial Statement Review. The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

     Internal Audit

     8. Appointment. The Committee shall review the appointment and replacement of the internal auditor.

     9. Separate Meetings with the Internal Auditor. The Committee shall meet periodically with the Company’s internal auditor to discuss the responsibilities, budget and staffing of the Company’s internal audit function and any issues that the internal auditor believes warrant audit committee attention. The Committee shall discuss with the internal auditor any significant reports to management prepared by the internal auditor and any responses from management.

     Other Powers and Responsibilities

     10. The Committee shall review all related party transactions required to be disclosed in the Company’s proxy statement on an ongoing basis and all such transactions must be approved by the Committee.

     11. The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.

     12. The Committee shall discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

     13. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

     14. The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, the performance of the Company’s internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

     15. The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

     16. The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

Form of Proxy

CIVITAS BANKGROUP, INC.
4 Corporate Centre
810 Crescent Centre Drive, Suite 320
Franklin, Tennessee 37067

Revocable Proxy for the Annual Meeting of Shareholders
May 20, 2004

You can vote in one of three ways: 1) By Mail, 2) By Phone, 3) By Internet.
See the reverse side of this sheet for instructions.

IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES
OF PROXY CARD, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

Illinois Stock Transfer Co.
209 West Jackson Boulevard, Suite 903
Chicago, Illinois 60606

     The undersigned hereby constitutes and appoints Tom Paschal and Danny Herron, and each of them, the proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Civitas BankGroup, Inc. (the “Company”) to be held at the Embassy Suites Hotel Nashville-South/Cool Springs, 820 Crescent Centre Drive, Franklin, Tennessee 37067 on Thursday, May 20, 2004 at 4:30 p.m., local time, and any adjournment(s) thereof, and to vote all the shares of stock of the Company that the undersigned may be entitled to vote, upon the following.

THIS PROXY IS SOLICITED UPON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING TO BE HELD ON MAY 20, 2004.

1. PROPOSAL TO AMEND THE CIVITAS BANKGROUP, INC. AMENDED AND RESTATED CHARTER AND AMENDED AND RESTATED BYLAWS TO ELIMINATE THE STAGGERED-TERM STRUCTURE OF THE BOARD OF DIRECTORS.

FOR	AGAINST	ABSTAIN

2. PROPOSAL TO AMEND THE CIVITAS BANKGROUP, INC. AMENDED AND RESTATED CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

FOR	AGAINST	ABSTAIN

     In their discretion, the proxies are authorized to vote upon such business as may properly come before this meeting.

3. THE ELECTION OF DIRECTORS

IF PROPOSAL #1 IS APPROVED

FOR all nominees listed below	WITHHOLD AUTHORITY to vote for all
(Except as marked to the contrary below)	nominees listed below

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name on the list below.

Ronald Gibson	Tom Paschal	Alex Richmond	William Wallace
Richard Herrington	Joel Porter	James Rout	John S. Wilder, Sr.
Danny Herron	Tom Price	John Shepherd
Frank Inman, Jr.	Paul Pratt, Sr.	R. Todd Vanderpool

IF PROPOSAL #1 IS NOT APPROVED

FOR all nominees listed below	WITHHOLD AUTHORITY to vote for all
(Except as marked to the contrary below)	nominees listed below

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name on the list below.

CLASS II (term expiring in 2007): Danny Herron, Alex Richmond, James Rout, R. Todd Vanderpool and William Wallace

For purposes of telephone voting the following nominees shall have the associated number indicated below:

Ronald Gibson	#1	Joel Porter	#6	John Shepherd	#11
Richard Herrington	#2	Tom Price	#7	R. Todd Vanderpool	#12
Danny Herron	#3	Paul Pratt, Sr.	#8	William Wallace	#13
Frank Inman, Jr.	#4	Alex Richmond	#9	John S. Wilder, Sr	#14
Tom Paschal	#5	James Rout	#10

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED HEREIN, AND WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS IF NO INSTRUCTIONS TO THE CONTRARY ARE MARKED HEREIN AND TO THE EXTENT THIS PROXY CONFERS DISCRETIONARY AUTHORITY.

Date:

Signature:

Signature:

Please mark, date and sign as your name appears herein and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc you should so indicate when signing. If the signer is a corporation, please sign the full name by duly appointed officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person. If shares are held jointly, each shareholder named should sign.

TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the proxy card above. Detach the card and return it in the envelope provided.

TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.

2.	Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.

3.	When asked for your Voter Control Number, enter the number printed just above your name on the proxy card.

Please note that all votes cast by telephone must be submitted prior to Wednesday, May 19, 2004 at 11:59 P.M. Central Time.

Your Telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

If You Vote By TELEPHONE, Please Do Not Return Your Proxy Card By Mail.

TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.

2.	Visit our Internet voting site at http://www.eproxyvote.com/ist-cmlcm/ and follow the instructions on the screen.

3.	When prompted for your Voter Control Number, enter the number printed just above your name on the proxy card.

Please note that all votes cast by internet must be submitted prior to Wednesday, May 19, 2004 at 11:59 P.M. Central Time.

Your internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

This is a “secured” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information.

If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail